SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  July 17, 2000




                               SEMCO Energy, Inc.
             (Exact name of registrant as specified in its charter)



   Michigan                         000-15565                    38-2144267
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



405 Water Street, Port Huron, Michigan                              48060
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code               810-987-2200

Item 5.  Other Events.

     On July 17, 2000, Carl W. Porter, President and Chief Operating Officer of SEMCO Energy, Inc. announced his resignation for personal reasons effective July 31, 2000. See press release exhibit hereto.

Item 7.(c)     Exhibits.
     99        Press Release issued July 17, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO Energy, Inc.
                                                    (Registrant)



Dated:  July 17, 2000                   By: /s/William L. Johnson
                                            William L. Johnson
                                            Chairman and C.E.O.

                                 EXHIBIT INDEX
                                   Form 8-K
                                 July 17, 2000



                                                                 Filed
                                                          --------------------
Exhibit                                                                  By
  No.               Description                           Herewith    Reference
--------            -----------                           --------    ---------

99        Press Release issued July 17, 2000.                 x